UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 11, 2011

(Date of earliest event reported)

MF Global Holdings Ltd.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33590	98-0551260
(Commission File Number)	(IRS Employer Identification No.)

717 Fifth Avenue New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 589-6200

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On August 11, 2011, MF Global Holdings Ltd. (the “Company”) held its Annual Shareholders’ Meeting at which the shareholders voted upon:

(i)	the election of David P. Bolger, Jon S. Corzine, Eileen S. Fusco, David Gelber, Martin J. Glynn, Edward L. Goldberg, David I. Schamis, and Robert S. Sloan to the Company’s Board of Directors (the “Board”) to hold office until the next Annual Shareholders’ Meeting and until his or her successor is elected or until the director’s earlier resignation, removal or vacation from office,

(ii)	an advisory vote to approve the compensation of the named executive officers disclosed in the Company’s most recent proxy statement (or, a “say-on-pay” advisory vote),

(iii)	an advisory vote to approve the frequency of future say-on-pay votes (or a “say-when-on-pay” advisory vote),

(iv)	approval of the 2011 Executive Incentive Plan,

(v)	the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2012 fiscal year, and

(vi)	approval of the issuance of shares of Company common stock (the “Common Stock”) upon the exercise of warrants issued in connection with the Company’s 1.875% convertible senior notes due 2016 in excess of New York Stock Exchange limits for issuances without shareholder approval.

The Company’s shareholders:

(i)	elected all eight director nominees,

(ii)	approved the say-on-pay proposal,

(iii)	approved “annual” as the frequency of say-on-pay advisory votes,

(iv)	approved the 2011 Executive Incentive Plan,

(v)	ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2012 fiscal year, and

(vi)	approved the issuance of shares of Common Stock upon the exercise of warrants issued in connection with the Company’s 1.875% convertible senior notes due 2016 in excess of New York Stock Exchange limits for issuances without shareholder approval. The number of votes cast for or against and the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below.

	For	Against	Abstain	Broker Non-Votes
Election of Directors
David P. Bolger	143,529,838	3,802,503	2,190,325	15,796,265
Jon S. Corzine	147,168,914	150,027	2,203,725	15,796,265
Eileen S. Fusco	147,108,330	212,651	2,201,685	15,796,265
David Gelber	144,896,545	2,424,036	2,202,085	15,796,265
Martin J. Glynn	142,904,636	4,416,032	2,201,998	15,796,265
Edward L. Goldberg	145,056,136	2,275,204	2,191,326	15,796,265
David I. Schamis	142,907,098	4,423,370	2,192,198	15,796,265
Robert S. Sloan	134,055,839	13,265,388	2,201,439	15,796,265

Advisory vote on “Say on Pay”	91,971,923	55,260,169	2,290,574	15,796,265

Approval of 2011 Executive Incentive Plan	143,980,660	3,306,490	2,235,516	15,796,265

Ratification of the appointment of PricewaterhouseCoopers LLP	162,860,327	107,489	2,351,115	15,796,265

Approval of the issuance of shares of Common Stock upon the exercise of warrants issued in connection with the Company’s 1.875% convertible senior notes due 2016	146,258,083	1,047,312	2,217,271	15,796,265

	One Year	Two Years	Three Years	Broker Non-Votes
Advisory Vote on “Say-when-on-pay”	143,447,123	104,946	3,660,437	15,796,265

*	Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MF GLOBAL HOLDINGS LTD.

Date: August 12, 2011	By:	/s/ Jacqueline M. Giammarco
Jacqueline M. Giammarco
Corporate Secretary and Senior Vice President